Offerings - Offering: 1	Nov. 17, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,980,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 273,438.00
Offering Note	(1) Estimated solely for purposes of calculating the amount of the filing fee and calculated in accordance with Rule 0-11(d) under the Securities Exchange Act of 1934, as amended. This amount is based on the purchase of up to 100,000,000 fully paid-up equity share(s) of face value of INR 5/- (Rupees Five only) each at the tender offer price of INR 1,800/- (Rupees One Thousand Eight Hundred only) per equity share (or USD $19.80 per equity share). (2) The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, equals $138.10 per million dollars of the value of the transaction.